UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2017

HCSB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina	No. 000-26995	No. 57-1079444
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3640 Ralph Ellis Boulevard
Loris, South Carolina 29569
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(843) 756-6333

Not applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 31, 2017, United Community Banks, Inc. (“United”), the bank holding company for United Community Bank, completed its acquisition by merger of HCSB Financial Corporation (the “Company”), the bank holding company for Horry County State Bank (the “Merger”). The Company merged with and into United, with United as the surviving entity. The Merger was completed pursuant to an Agreement and Plan of Merger dated as of April 19, 2017 (the “Merger Agreement”).

Upon the closing of the Merger, each outstanding share of the Company’s common stock, other than shares held by the Company, United or any of their respective wholly owned subsidiaries, was converted into the right to receive 0.0050 shares of United’s common stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

Upon the completion of the Merger, outstanding shares of the Company’s common stock (other than shares held by the Company, United, or any of their respective wholly owned subsidiaries) were converted into the right to receive 0.0050 shares of United’s common stock. As described in the Company’s Current Report on Form 8-K filed July 27, 2017, the Merger and the Merger Agreement were approved by the Company’s shareholders at the special meeting of shareholders held on July 27, 2017. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

Upon the completion of the Merger on July 31, 2017, the Company merged with and into United and, accordingly, a change in control of the Company occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 19, 2017, by and between United and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 20, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.,
successor to HCSB Financial Corporation

By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and
Chief Financial Officer

Date: August 1, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 19, 2017, by and between United and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 20, 2017).